UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 10, 2007
                                                --------------------------------

             Securitized Asset Backed Receivables LLC Trust 2007-BR5
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)

          Delaware                333-140720-05                37-1472598
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(State or other jurisdiction     (Commission                  (IRS Employer
of incorporation                 File Number                  Identification
of depositor)                 of issuing entity)             No. of depositor)

200 Park Avenue, New York, New York                               10166
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(Address of principal executive offices of depositor)  (Zip Code of depositor)

Depositor's telephone number, including area code    (212) 412-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On July 10, 2007, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2007-BR5 Mortgage Pass-Through Certificates, Series 2007-BR5 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Barclays Capital Real Estate Inc. d/b/a HomEq Servicing, as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $791,222,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated July 9, 2007, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 10, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 10, 2007 (included as part of Exhibit 5).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 10, 2007                    SECURITIZED ASSET BACKED RECEIVABLES
                                         LLC


                                       By:   /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Vice President and
                                                 Chief Accounting Officer

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                 Paper (P) or
Exhibit No.      Description                                  Electronic (E)
-----------      -----------                                  --------------

5                Legality Opinion of Cadwalader, Wickersham        (E)
                 & Taft LLP, dated July 10, 2007.

8                Tax Opinion of Cadwalader, Wickersham             (E)
                 & Taft LLP, dated July 10, 2007
                 (included as part of Exhibit 5).

23               Consent of Cadwalader, Wickersham                 (E)
                 & Taft LLP (included as part of Exhibit 5).